UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-4889

H&Q Healthcare Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 to September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q HEALTHCARE INVESTORS

Annual Report

  2  0  0  5

To our Shareholders:

On September 30, 2005, the net asset value ("NAV") per share of the Fund was $19.65. During the twelve month period ended September 30, 2005, total return at net asset value of your Fund was 17.54%. During the most recent six month period ended September 30, 2005, total return at net asset value of your Fund was 17.62%. The total investment return at market was 11.56% during the twelve month period ended September 30, 2005 and was 19.12% during the six month period ended September 30, 2005. Comparisons to relevant indices are listed below:

Investment Returns	Six months ended 9/30/05	Fiscal Year Ended 9/30/05
Investment Return at market	+19.12%	+11.56%
Net Asset Value	+17.62%	+17.54%
NASDAQ Biotech Index (NBI)	+20.60%	+9.80%
S&P 500 Index	+4.10%	+10.20%

We are generally pleased with the performance of the Fund. While the six month returns somewhat underperformed the NBI, a very substantial portion of the NBI's gain in this period was associated with a single stock, Amgen which is the largest component of the NBI, (i.e, ~17% of its value). Furthermore, the Fund's 2005 fiscal year NAV performance (more than 7500 basis points ahead of the NBI) was quite acceptable to us.

A number of positive developments occurred in the healthcare/biotechnology sector during the six month period ending September 30, 2005. These events included clinical results, such as those reported by Genentech for its Herceptin, Avastin and Lucentis drugs as well as financial results such as those reported by Genentech at the end of the second calendar quarter. Merger and acquisition activities such as the acquisition of Vicuron by Pfizer also buoyed the sector. These positive events helped to offset negative sentiment that had developed in the prior period after healthcare sector-related events such as the removal of drugs such as Vioxx and Tysabri from the market. We believe that these more recent positive events helped to catalyze the upward movement that has occurred in the biotech sector over the last six months.

For your Fund, factors that affected the stock price of key holdings include positive results reported for Cubist Pharmaceuticals' Cubicin product in the treatment of endocarditis and bacteremia; Alkermes' Vivtrex in the treatment of alcoholism; Endo Pharmaceuticals' Oxycodone and Oxymorphone in the treatment of pain; Myogen's Darusentan in the treatment of resistant hypertension; and in several of Medimmune's clinical programs. The Fund has also benefited from what we believe is a developing appreciation for the benefit of Conor Medsystems' unique drug eluting stent technology, the potential of Momenta Pharmaceuticals' m-enoxaparin, and the continued

quality of Gilead Sciences' impressive launch of its HIV drug Truvada. We expect the Fund to benefit from the anticipated acquisition of Ivax by Teva Pharmaceutical Industries and Medicis Pharmaceutical's anticipated acquisition of Inamed. Finally, the Fund significantly benefited from the acquisition of Idun, a venture holding, by Pfizer.

There have also been balancing events that suggest caution. These include renewed regulatory uncertainty at FDA following the resignation of FDA Commissioner Crawford so soon after senate confirmation, uncertainty for healthcare service providers in the Gulf Coast area and any potential impact on entrepreneurship of the requirement to expense stock options. These and other items have the potential to slow down the growth of the healthcare/biotechnology sector. Despite these uncertainties, we continue to be impressed by a general trend demonstrating the benefits that new drugs appear to be having on patients with a wide range of diseases including cancer, diabetes, and hypertension. In the short term we are in a time of the year that has often been good for the biotech sector. In the intermediate and longer term, we are in an age where we are continuing to see that individual drugs or combinations of agents have impressive impact on the course of a number of diseases.

During the six-month period ended September 30, 2005, within the public portfolio, among others, the Fund established positions in Affymetrix, Inc., Align Technology, Inc., Medco Health Solutions, Inc., Medicis Pharmaceutical Corporation, MGI Pharma, Inc., and ZymoGenetics, Inc. During the same six-month period, among others, the Fund exited its positions in Amgen, Inc., Chiron Corporation, Par Pharmaceutical Companies, Inc., and Pfizer, Inc. The Fund also exited its position in Provident Senior Living Trust when it was acquired by Ventas, Inc. and the Ventas shares were subsequently sold by the Fund.

Within the venture portfolio, the Fund made follow on investments in Agensys, Inc., CardioNet, Inc., Concentric Medical, Inc., Raven biotechnologies, Inc., and TherOx, Inc. Within the venture portfolio, the Fund also established positions in Labcyte, Inc. and TargeGen, Inc. The Fund exited its venture position in Triad Therapeutics, Inc. The Fund also exited it's venture position in Idun Pharmaceuticals, Inc. when it was acquired by Pfizer, Inc.

As always, if you have questions, please feel free to call us at 617-772-8500. Thank you.

Daniel R. Omstead
President

H&Q HEALTHCARE INVESTORS

LARGEST HOLDINGS

As of September 30, 2005

% of Net Assets
Conor Medsystems, Inc. (Restricted)	5.08%
Cubist Pharmaceuticals, Inc.	3.52%
Gilead Sciences, Inc.	2.70%
Concentric Medical, Inc. (Restricted)	2.44%
Teva Pharmaceutical Industries, Ltd.	2.43%
MedImmune, Inc.	2.35%
IDEXX Laboratories, Inc.	2.34%
Myogen, Inc.	2.28%
Theravance, Inc.	2.14%
WebMD Corporation	2.00%

H&Q HEALTHCARE INVESTORS

PORTFOLIO

As of September 30, 2005

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

	Convertible Securities - 13.5% of Net Assets
SHARES	Convertible Preferred (Restricted) - 13.4%	VALUE
	Drug Discovery Technologies - 1.6%
2,380,953	Agilix Corporation Series B (a) (b)	$571,429
850,436	Avalon Pharmaceuticals, Inc. Series B (a)	1,307,812
375,000	Ceres, Inc. Series C (a)	2,250,000
27,443	Ceres, Inc. Series C-1 (a) (c)	164,658
277,967	Ceres, Inc. Series D (a) (c)	1,667,802
1,398,732	Galileo Pharmaceuticals, Inc. Series F-1 (a)	489,556
300,000	Zyomyx, Inc. Series A New (a)	30,000
300	Zyomyx, Inc. Series B New (a)	30
	Emerging Biopharmaceuticals - 4.1%
1,117,381	Agensys, Inc. Series C (a)	3,300,300
2,586,207	Corus Pharma, Inc. Series C (a)	3,000,000
1,818,182	Raven biotechnologies, Inc. Series B (a)	1,509,091
2,809,157	Raven biotechnologies, Inc. Series C (a)	2,331,600
3,647,417	Raven biotechnologies, Inc. Series D (a)	1,200,000
2,123,077	TargeGen, Inc. Series C (a)	2,760,000
47,407	Therion Biologics Corporation Series A (a)	57,837
240,000	Therion Biologics Corporation Series B (a)	292,800
407,712	Therion Biologics Corporation Series C (a) (c)	497,409
33,332	Therion Biologics Corporation Series C-2 (a) (c)	40,665
36,092	Therion Biologics Corporation Sinking Fund (a)	361
2,100,000	Xanthus Life Sciences, Inc. Series B (a)	2,100,000
	Healthcare Services - 3.2%
1,577,144	CardioNet, Inc. Series C (a) (b)	5,520,004
484,829	CytoLogix Corporation Series A (a) (b)	399,984
227,130	CytoLogix Corporation Series B (a) (b) (c)	187,382
160,000	I-trax, Inc. Series A (a)	2,192,000
5,384,615	PHT Corporation Series D (a) (b)	4,200,000
1,204,495	PHT Corporation Series E (a) (b)	939,506
	Medical Devices and Diagnostics - 4.5%
4,852,940	Concentric Medical, Inc. Series B (a) (b) (d)	6,794,116
1,744,186	Concentric Medical, Inc. Series C (a) (b)	2,441,860
683,000	Concentric Medical, Inc. Series D (a) (b)	956,200
222,222	EPR, Inc. Series A (a)	2,222
3,669,024	Labcyte, Inc. Series C (a)	1,920,000
160,000	Masimo Corporation Series D (a)	1,760,000
1,632,653	OmniSonics Medical Technologies, Inc. Series B (a) (b)	2,181,224
1,547,988	OmniSonics Medical Technologies, Inc. Series C (a) (b)	1,800,001
65,217	TherOx, Inc. Series H (a)	247,825
149,469	TherOx, Inc. Series I (a) (c)	577,100
		$55,690,774

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

(continued)

The accompanying notes are an integral part of these financial statements.

PRINCIPAL AMOUNT	Convertible Securities - continued Convertible Notes (Restricted) - 0.1%	VALUE
	Drug Discovery Technologies - 0.0%
$198,511	Avalon Pharmaceuticals, Inc. 8% Cvt. Note, due 2006	$128,249
	Healthcare Services - 0.1%
300,000	CardioNet, Inc. 8% Cvt. Note, due 2006 (b) (c)	300,000
168,337	CytoLogix Corporation 6.75% Cvt. Note (b) (e)	168,337
		$596,586
	TOTAL CONVERTIBLE SECURITIES (Cost $69,332,227)	$56,287,360
SHARES	COMMON STOCKS - 81.2%
	Biopharmaceuticals - 20.7%
682,036	Cubist Pharmaceuticals, Inc. (a)	14,691,055
125,200	Endo Pharmaceuticals Holdings (a)	3,339,084
127,500	Forest Laboratories, Inc. (a)	4,968,675
68,193	Genzyme Corporation (a)	4,885,347
230,825	Gilead Sciences, Inc. (a)	11,255,027
558,606	Inspire Pharmaceuticals, Inc. (a)	4,245,406
67,800	Martek Biosciences Corporation (a)	2,381,814
291,650	MedImmune, Inc. (a)	9,814,022
260,000	MGI Pharma, Inc. (a)	6,060,600
615,000	Millennium Pharmaceuticals, Inc. (a)	5,737,950
181,000	Nabi Biopharmaceuticals (a)	2,371,100
191,000	OSI Pharmaceuticals, Inc. (a)	5,584,840
105,700	Pharmion Corporation (a)	2,305,317
155,800	Schering-Plough Corporation	3,279,590
167,500	The Medicines Company (a)	3,854,175
464,900	Vivus, Inc. (a)	1,668,991
		86,442,993
	Drug Delivery - 4.5%
280,940	Alkermes, Inc. (a)	4,719,792
218,640	Connetics Corporation (a)	3,697,202
749,933	DepoMed, Inc. (a)	4,859,566
262,990	Noven Pharmaceuticals, Inc. (a)	3,681,860
112,774	Penwest Pharmaceuticals Co. (a)	1,976,928
		18,935,348
	Drug Discovery Technologies - 2.3%
69,840	Avalon Pharmaceuticals, Inc. (Restricted) (a)	552,085
213,513	Senomyx, Inc. (a)	3,636,127
334,350	ZymoGenetics, Inc. (a)	5,516,775
300,000	Zyomyx, Inc. (Restricted) (a)	3,000
		9,707,987

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

(continued)

The accompanying notes are an integral part of these financial statements.

SHARES	Emerging Biopharmaceuticals - 20.1%	VALUE
509,133	ACADIA Pharmaceuticals, Inc. (a)	$5,788,842
712,341	Ariad Pharmaceuticals, Inc. (a)	5,292,694
438,780	Barrier Therapeutics, Inc. (a)	3,681,364
337,500	DOV Pharmaceutical, Inc. (a)	5,730,750
118,061	Dyax Corporation (a)	659,961
729,475	Exelixis, Inc. (a)	5,595,073
178,820	Incyte Corporation (a)	840,454
417,200	Kosan Biosciences, Inc. (a)	3,033,044
470,000	Medarex, Inc. (a)	4,474,400
60,500	Momenta Pharmaceuticals, Inc. (a)	1,648,625
336,040	Myogen, Inc. (a)	7,896,940
102,176	Myogen, Inc. warrants (a)	1,604,163
296,090	Neurogen Corporation (a)	2,037,099
114,923	Nitromed, Inc. (a)	2,068,614
522,956	Nuvelo, Inc. (a)	5,020,378
236,900	Protein Design Labs, Inc. (a)	6,633,200
626,580	Seattle Genetics, Inc. (a)	3,289,545
348,704	Telik, Inc. (a)	5,704,797
339,556	Tercica, Inc. (a)	3,830,192
423,541	Theravance, Inc. (a)	8,911,303
226,760	Therion Biologics Corporation (Restricted) (a)	2,268
		83,743,706
	Generic Pharmaceuticals - 7.4%
112,200	Barr Pharmaceuticals, Inc. (a)	6,162,024
462,224	Impax Laboratories, Inc. (a)	5,606,777
102,200	IVAX Corporation (a)	2,693,992
186,000	Medicis Pharmaceutical Corporation	6,056,160
303,700	Teva Pharmaceutical Industries, Ltd. ADR	10,149,654
		30,668,607
	Healthcare Services - 7.9%
26,125	DakoCytomation, Inc. (Restricted) (f)	271,961
363,000	Eclipsys Corporation (a)	6,475,920
444,419	Emageon, Inc. (a)	6,026,322
141,000	Medco Health Solutions, Inc. (a)	7,731,030
306,208	Syntiro Healthcare Services (Restricted) (a)	306
375,000	Tenet Healthcare Corporation (a)	4,211,250
754,500	WebMD Corporation (a)	8,359,860
		33,076,649
	Medical Devices and Diagnostics - 18.3%
122,105	Adeza Biomedical Corporation (a)	2,125,848
137,750	Affymetrix, Inc. (a)	6,368,182
852,150	Align Technology, Inc. (a)	5,726,448

H&Q HEALTHCARE INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2005

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
949,200	Conor Medsystems, Inc. (Restricted) (a)	$21,190,890
136,000	Gen-Probe, Inc. (a)	6,725,200
145,650	IDEXX Laboratories, Inc. (a)	9,741,072
319,461	Intralase Corporation (a)	4,699,271
160,000	Masimo Corporation (Restricted) (a)	1,600
75,000	Medtronic, Inc.	4,021,500
67,701	Molecular Devices Corporation (a)	1,414,274
492,573	Orchid Cellmark, Inc. (a)	4,186,871
1,020,000	Orthovita, Inc. (a)	4,365,600
208,529	Songbird Hearing, Inc. (Restricted) (a)	2,085
546,875	VNUS Medical Technologies, Inc. (a)	5,698,438
		76,267,279
	TOTAL COMMON STOCKS (Cost $266,357,367)	$338,842,569
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 4.5%
$1,000,000	AIG Funding Inc.; 3.65% due 10/05/05	$999,594
6,490,000	American Express Credit Corp.; 3.58% - 3.74%, due 10/03/05 - 10/07/05	6,486,672
11,100,000	General Electric Capital Corp.; 3.65% - 3.72%, due 10/05/05 - 10/13/05	11,092,629
	TOTAL SHORT-TERM INVESTMENTS (Cost $18,578,895)	$18,578,895
	TOTAL INVESTMENTS - 99.2% (Cost $354,268,489)	$413,708,824
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	$3,408,748
	NET ASSETS - 100%	$417,117,572

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $26,460,043).

(c)  Including associated warrants.

(d)  Includes 321,000 non-voting shares.

(e)  Variable maturity.

(f)  Foreign Security.

ADR  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2005

ASSETS:
Investments in non affiliated issuers, at value (identified cost $327,711,338; see Schedule of Investments)	$387,248,781
Investments in affiliated issuers, at value (identified cost $26,557,151; see Schedule of Investments)	26,460,043
Cash	253,029
Interest receivable	59,141
Receivable for investments sold	4,419,617
Prepaid expenses	85,748
Total assets	$418,526,359
LIABILITIES:
Payable for investments purchased	$787,212
Accrued advisory fee	424,135
Accrued audit fee	56,790
Accrued legal fees	36,169
Accrued shareholder reporting fees	35,594
Accrued other	68,887
Total liabilities	$1,408,787
NET ASSETS	$417,117,572
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,227,041 shares issued and outstanding	$343,813,078
Accumulated net investment loss	(22)
Accumulated net realized gain on investments	13,864,181
Net unrealized gain on investments	59,440,335
Total net assets (equivalent to $19.65 per share based on 21,227,041 shares outstanding)	$417,117,572

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF OPERATIONS

SEPTEMBER 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign tax of $15,177)	$505,452
Interest income from non affiliated issuers	959,504
Interest income from affiliated issuers	16,362
Total investment income		$1,481,318
EXPENSES:
Advisory fees	$4,839,063
Legal fees	222,823
Trustees' fees and expenses	165,605
Shareholder reporting	118,382
Custodian fees	93,322
Accounting, administration and auditing fees	93,021
Transfer agent fees	57,561
Stock exchange listing fee	26,415
Other (see note(3))	288,847
Total expenses		5,905,039
Net investment loss		($4,423,721)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments (includes net realized gain of $3,931,493 from dispositions of affiliates)		$34,435,090
Increase in net unrealized gain on investments		32,609,585
Net realized and unrealized gain on investments		$67,044,675
Net increase in net assets resulting from operations		$62,620,954

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended September 30, 2005	For the year ended September 30, 2004
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($4,423,721)	($4,494,628)
Net realized gain on investments	34,435,090	33,306,313
Increase/decrease in net unrealized gain on investments	32,609,585	(15,448,108)
Net increase in net assets resulting from operations	$62,620,954	$13,363,577
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($29,808,260)	($28,746,611)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (846,596 and 970,841 shares, respectively)	$15,001,802	$17,775,555
Value of 4,800,652 shares issued in rights offering	-	80,650,954
Offering costs charged to paid-in-capital	-	(495,253)
Net increase in net assets resulting from capital share transactions	$15,001,802	$97,931,256
Net increase in net assets	$47,814,496	$82,548,222
NET ASSETS:
Beginning of year	369,303,076	286,754,854
End of year	$417,117,572	$369,303,076
Accumulated net investment loss included in net assets at end of year	($22)	$0

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2005

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($346,856,626)
Net maturities of short-term investments	42,414,945
Sales and maturities of portfolio securities	324,575,977
Interest income received	33,744
Dividends received	505,452
Operating expenses paid	(5,858,097)
Net cash provided from operating activities	$14,815,395
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash distributions paid, net	$(14,806,458)
Net cash used for financing activities	$(14,806,458)
NET INCREASE IN CASH	$8,937
CASH AT BEGINNING OF YEAR	244,092
CASH AT END OF YEAR	$253,029
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$62,620,954
Purchases of portfolio securities	(346,856,626)
Net maturities of short-term investments	42,414,945
Sales and maturities of portfolio securities	324,575,977
Accretion of discount	(917,605)
Net realized gain on investments	(34,435,090)
Increase in net unrealized gain on investments	(32,609,585)
Increase in interest receivable	(24,517)
Increase in accrued expenses	47,994
Increase in prepaid expenses	(1,052)
Net cash provided from operating activities	$14,815,395

Noncash financing activities not included herein consist of reinvested distributions of $15,001,802.

Noncash operating activities not included herein consist of three conversions of restricted preferred stock with a cost of $10,860,169 to restricted common stock each of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the year ended September 30,
	2005	2004	2003	2002 (1)	2001
Net asset value per share: Beginning of year	$18.12	$19.63	$18.16	$27.35	$46.15
Net investment loss(2)	($0.21)	($0.28)	($0.23)	($0.28)	($0.20)
Net realized and unrealized gain (loss) on investments	3.18	0.57	3.87	(5.73)	(13.82)
Total increase (decrease) from investment operations	$2.97	$0.29	$3.64	($6.01)	($14.02)
Capital gain distributions to shareholders	($1.44)	($1.80)	($2.17)	($3.18)	($4.78)
Net asset value per share: End of year	$19.65	$18.12	$19.63	$18.16	$27.35
Per share market value: End of year	$18.64	$18.11	$17.66	$14.10	$21.74
Total investment return at market value	11.56%	12.99%	43.49%	(25.24%)	(27.23%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year	$417,117,572	$369,303,076	$286,754,854	$242,005,778	$329,373,206
Ratio of operating expenses to average net assets	1.56%	1.63%	1.65%	1.64%	1.42%
Ratio of net investment loss to average net assets	(1.17%)	(1.42%)	(1.27%)	(1.16%)	(0.62%)
Portfolio turnover rate	92.68%	33.65%	32.80%	17.40%	16.17%
Number of shares outstanding at end of year	21,227,041	20,380,445	14,608,952	13,323,483	12,042,064

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009, and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the period prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(1)  Organization

H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.

The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. See note 4 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements

In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(continued)

income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exceptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $29,808,260 as a long-tern capital gain distribution for its taxable year ended September 30, 2005.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2005.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Securities Transactions

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2005 totaled $346,211,198 and $328,413,594 respectively.

At September 30, 2005, the total cost of securities for Federal income tax purposes was $355,402,696. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $58,306,128, including gross unrealized gain of $98,621,652 and gross unrealized loss of $40,315,524.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(continued)

The aggregate fee may not exceed a rate when annualized of 1.375%.

As of February 2005, Daniel R. Omstead, Ph.D, Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Fund. These members also perform other duties, including making investment decisions on behalf of another closed-end investment Company, H&Q Life Sciences Investors, which invests in companies in the healthcare industries.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2005 these payments amounted to $123,540 and are included in the "other" category in the Statement of Operations together with insurance expenses of $102,550 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

An affilate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2005 were as follows:

Issuer	Value on October 1, 2004	Purchases	Sales	Income	Value on September 30, 2005
Agilix Corporation	$571,429	$-	$-	$-	$571,429
CardioNet, Inc.	5,520,004	300,000	-	3,091	5,820,004
Concentric Medical, Inc.	5,673,528	956,200	-	-	10,192,176
CytoLogix Corporation	755,703	-		13,271	755,703
Idun Pharmaceuticals	3,226,794	1,059,260	12,434,551		-
OmniSonics Medical Technologies, Inc.	3,981,225	-	-	-	3,981,225
PHT Corporation	4,906,883	232,623	-		5,139,506
Triad Therapeutics	182,275		26,275		-
	$24,817,841	$2,548,083	$12,460,826	$16,362	$26,460,043

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 19% of the Fund's net assets at September 30, 2005.

During the year ended September 30, 2004, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $684,509 at September 30, 2005 has also been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2005, as determined by the Trustees of the Fund.

Security(g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/2005	$3,305,373	$2.95	$3,300,300
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	3,014,260	0.24	571,429
Avalon Pharmaceuticals, Inc.
Series B Cvt. Pfd.	10/22/01	3,008,325	1.54	1,307,812
Convertible Note	2/11/05	198,511	0.65	128,249
Restricted Common	9/29/05	733,320	7.91	552,085
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01 - 3/25/03	5,549,183	3.50	5,520,004
Convertible Note	8/15/05	300,000	1.00	300,000
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,502,620	6.00	2,250,000
Series C-1 Cvt. Pfd.	3/31/01	111,488	6.00	164,658
Series D Cvt. Pfd.	3/14/01	1,668,122	6.00	1,667,802
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02 - 1/24/03	$3,329,210	$1.40	$6,794,116
Series C Cvt. Pfd.	12/19/03	1,500,000	1.40	2,441,860
Series D Cvt. Pfd.	9/30/05	956,200	1.40	956,200
Conor Medsystems, Inc.
Restricted Common	10/23/2003 - 8/6/04	3,056,876	22.33	21,190,890
Corus Pharma, Inc.
Series C Cvt. Pfd.	4/8/04	3,002,344	1.16	3,000,000
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,622,895	0.83	399,984
Series B Cvt. Pfd.	1/11/01	760,284	0.83	187,382
Convertible Note	5/29/02	168,337	1.00	168,337
DakoCytomation, Inc.
Restricted Common	6/14/04	1,102,920	10.41	271,961
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	1,000,409	0.01	2,222
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	3,002,895	0.35	489,556
I-trax, Inc.
Series A Cvt. Pfd.	3/18/04	4,003,650	13.70	2,192,000
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,920,000	0.52	1,920,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	1,120,041	11.00	1,760,000
Restricted Common	3/31/98	0	0.01	1,600
OmniSonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	2,409,023	1.34	2,181,224
Series C Cvt. Pfd.	10/1/03	1,800,336	1.16	1,800,001
PHT Corporation
Series D Cvt. Pfd.	7/23/01	4,205,754	0.78	4,200,000
Series E Cvt. Pfd.	9/12/03 - 10/14/04	941,669	0.78	939,506
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	3,001,725	0.83	1,509,091
Series C Cvt. Pfd.	11/26/02	2,331,600	0.83	2,331,600
Series D Cvt. Pfd.	6/23/05	1,200,000	0.33	1,200,000
Songbird Hearing, Inc.
Restricted Common	12/14/00	3,004,861	0.01	2,085

H&Q HEALTHCARE INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

(continued)

Security(g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Syntiro Heathcare Services
Restricted Common	2/5/97	1,200,325	0.001	306
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	2,760,000	1.30	2,760,000
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96 - 10/16/96	444,850	1.22	57,837
Series B Cvt. Pfd.	6/22/99	901,393	1.22	292,800
Series C Cvt. Pfd.	9/26/01 - 10/15/01	1,529,348	1.22	497,409
Series C-2 Units	8/13/03	59,998	1.22	40,665
Sinking Fund Cvt. Pfd.	10/18/94 - 8/20/96	721,291	0.01	361
Restricted Common	7/12/90 - 1/25/96	511,365	0.01	2,268
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	3,002,506	3.80	247,825
Series I Cvt. Pfd.	7/8/05	577,099	3.86	577,100
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03	2,101,320	1.00	2,100,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	1/12/04	$299,700	$0.10	$30,000
Series B New Cvt. Pfd.	2/19/99 - 1/12/04	468	0.10	30
New Restricted Common	2/19/99 - 7/22/04	3,602,065	0.01	3,000
		$82,543,959		$78,311,555	(h)

  (g)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  (h)  Represents 19% of the Fund's net assets as of September 30, 2005.

(5) Capital

On May 26, 2004, the Fund distributed one non transferable right for each of the 15,108,429 shares outstanding to shareholders of record on that date. Each three rights entitled shareholders to purchase one additional share of the Fund at the subscription price of $16.80 per share. The subscription period expired on June 18, 2004. The rights offering resulted in the issuance of 4,800,652 shares and proceeds of $80,650,954 prior to the deduction of costs of $495,253.

(6) Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2004 through September 30, 2005 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2004:	$333,079,794	$-	$9,392,532	$26,830,750	$369,303,076
For the period from October 1, 2004 through September 30, 2005:
Net investment loss		(4,423,721)			(4,423,721)
Net realized gains			34,435,090		34,435,090
Distributions			(29,808,260)		(29,808,260)
Value of shares issued in reinvestment of dividends	15,001,802				15,001,802
Increase in net unrealized gain on investments				32,609,585	32,609,585
Reclassification for federal income tax purposes	(4,268,518)	4,423,699	(155,181)	-	-
As of September 30, 2005:	$343,813,078	$(22)	$13,864,181	$59,440,335	$417,117,572

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of H&Q Healthcare Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Healthcare Investors (the "Fund"), including the schedule of investments, as of September 30, 2005, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2003, 2002, and 2001 were audited by other auditors whose report, dated November 23, 2003, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Healthcare Investors as of September 30, 2005, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 18, 2005

H&Q HEALTHCARE INVESTORS

TRUSTEES

H &Q Healthcare Investors
30 Rowes Wharf, Suite 430
Boston, Massachusetts 02110
(617) 772-8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Lawrence S. Lewin 4/1938	Trustee (since 1987) and Chairman (since 2000)	Executive Consultant. Formerly Chief Executive Officer (from 1970-1999) of The Lewin Group (healthcare public policy and management consulting), a subsidiary of Quintiles Transnational Corp.; Director (since 2003) of Medco Health Solutions, Inc.; Director (since 2001) of CardioNet, Inc.; and Director (since 2005) of Care Fusion.	2

Robert P. Mack 8/1935	Trustee (since 1991)	Consultant in Orthopedic Surgery to Orthopedic Associates of Aspen (since 2001). Formerly Orthopedic Surgeon (from 1996-1998) at the Steadman-Hawkins Orthopedic Clinic and (from 1977-1996) at the Denver Orthopedic Clinic; and Director of the Department of Orthopedic Surgery at Metropolitan General Hospital and Assistant Professor of Orthopedics at Case Western Reserve University, Cleveland, OH (from 1968-1977).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Partner (since 2001) and Managing Director (from 1997-2000) of Renewable Resources LLC (forest properties investment). Formerly Managing Director (from 1995-1997) of UBS Asset Management (forest properties investment); and President, Director and Chief Investment Officer (from 1984-1995) of Resource Investments, Inc. (forest properties investment).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Senior Vice President (from 1991-2001) of FAC/Equities, a division of First Albany Corporation (investment bank). Formerly General Partner (from 1989-1991) of Strategic Capital Associates (financial advisory firm); and General Partner (from 1986-1989) of Capital Growth Partners (private mezzanine capital institutional investment partnership).	2

H&Q HEALTHCARE INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1988)	Professor of Economics (since 1968) at Princeton University. Director (from 2000) of Triad Hospitals; Boston Scientific (since 2002): Amerigroup (since 2002); Duke University (since 2001); The Duke University Health System (since 2001) and the National Bureau of Economic Research (since 2002).	2

Henri A. Termeer 2/1946	Trustee (since 1989)	Chairman (since 1988), Chief Executive Officer (since 1985) and President (since 1983) of Genzyme Corporation (human healthcare products); Director (since 1987) of ABIOMED, Inc.; Director (from 1992-2003) of AutoImmune, Inc.; Director (from 1993-2002) of Genzyme Transgenics; and Director (from 1996-2002) of Diacrin, Inc.	2

Interested Trustees:

Daniel R. Omstead, [3] Ph.D. 7/1953	President (since 2001)	President & Chief Executive Officer (since July 2002) of Hambrecht & Quist Capital Management LLC; President of HQH and of HQL (since 2001); President, Chief Executive Officer (from 2001 to July 2002) and Managing Director (from 2000 to July 2002) of Hambrecht & Quist Capital Management Inc.; formerly President and Chief Executive Officer (from 1997-2000) and Chief Operating Officer (1997) of Reprogenesis, Inc.	2

1  The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

H&Q HEALTHCARE INVESTORS

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:

Daniel R. Omstead, Ph.D. 7/1953	President (since 2001)	President & Chief Executive Officer (since July 2002) of Hambrecht & Quist Capital Management LLC; President of HQH and of HQL (since 2001); President, Chief Executive Officer (from 2001 to July 2002) and Managing Director (from 2000 to July 2002) of Hambrecht & Quist Capital Management Inc.; formerly President and Chief Executive Officer (from 1997-2000) and Chief Operating Officer (1997) of Reprogenesis, Inc.

Kathleen Eckert 12/1966	Chief Compliance Officer (since 2004); Treasurer and Secretary (since 2005)	Chief Compliance Officer of Hambrecht & Quist Capital Management LLC (since October 2004); Chief Compliance Officer (since October 2004, Treasurer and Secretary (since February 2005) of HQH and HQL; Senior Vice President of Ivy Mackenzie Services Corp., from June 2002 to January 2004. Chief Compliance Officer of Mackenzie Investment Management, Inc. from June 2002 to June 2003. Director of Fund Administration of Mackenzie Investment Management, Inc. from 1999 to June 2003.

1  The address for each officer is c/o the Fund at the Fund's address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) by the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

On April 12, 2005, the Board, and the independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Life Sciences Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about portfolio, performance, investment strategy, portfolio management team and fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the adviser and its affiliates, and whether fee levels reflected economies of scale for the benefit of Fund investors and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also discussed the financial strength of the Adviser and the capability of the personnel of the Adviser, and specifically the strength and background of its investment analysts. The Board, together with its counsel, reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor:

The nature, extent and quality of the services to be provided by the investment adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund and concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser. In particular, the Trustees noted the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

H&Q HEALTHCARE INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and Adviser. On a regular basis the Board reviews performance information on the Fund. The Trustees reviewed performance information for the Fund over the past three-, six-, twelve- and fifteen-month periods and discussed the Fund's strategy with the Adviser and concluded that they continue to be satisfied with the performance of the Fund and the Adviser. In particular the Trustees noted that, although the performance of the Fund fluctuated relative to the performance of the average U.S. S&P equity mutual fund, during the periods under review the Fund outperformed its benchmark (the NBI).

The costs of services to be provided and profits to generally be realized by the investment adviser from the relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service which can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also noted the satisfactory nature, extent and quality of the services provided by the Adviser to the Fund. Based on the information provided to and evaluated by the Trustees, the Board determined that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by competitors and that the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding by the Trustees that the fees to be paid by the Fund are fair. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers. After such review, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. In addition, the Trustees also considered the assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees and breakpoints of other funds with similar objectives. The Board concluded that economies of scale are still modest at current asset levels and that the current breakpoint schedule for the Fund is satisfactory and fair given the asset size of the Fund and the investment strategies being pursued by the Adviser for the Fund.

H&Q HEALTHCARE INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange ("NYSE") that as of July 7, 2005, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of The Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission ("SEC") rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and relate to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 14, 2005 at 9:00am. The Shareholders voted to elect one Trustee of the Fund to hold office for a term of three years or until his respective successor shall have been duly elected and qualified. The following votes were cast with respect to the nominee.

	For	Withheld
Henri A. Termeer	18,856,819	846,114

The nominee was elected to serve until the 2008 Annual Meeting. Lawrence S. Lewin, Daniel R. Omstead, Ph.D., and Uwe E. Reinhardt, Ph.D. will serve until the 2006 Annual Meeting. Trustees serving until the 2007 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson, and Oleg Pohotsky.

The Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2005 by the following votes.

For	19,554,898
Against	72,946
Abstain	75,088
No Vote	2

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

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H&Q HEALTHCARE INVESTORS

New York Stock Exchange Symbol: HQH

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Kathleen Eckert, Secretary, Treasurer and Chief Compliance Officer

Trustees

Lawrence S. Lewin

Robert P. Mack, M.D.

Eric Oddleifson

Daniel R. Omstead, Ph.D

Oleg M. Pohotsky

Uwe E. Reinhardt, Ph.D.

Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management, LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

3699-AR-05

Item 2.  CODE OF ETHICS.

(a)           As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                    A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management, LLC at 30 Rowes Wharf, Boston, MA  02110-3328, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees.  The aggregate fees each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $67,000 for the fiscal year ended September 30, 2005 and $59,740 for the fiscal year ended September 30, 2004.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees by the principal accountant for the last two fiscal years ended September 30 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,500 for the fiscal year ended September 30, 2005 and $5,000 for the fiscal year ended September 30, 2004.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2005 and $18,947 for the fiscal year ended September 30, 2004.  The nature of the services comprising the fees disclosed for the fiscal year ended September 20, 2004 was review of fund administration.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    None.

(g)                                 None.

(h)                                 None.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, and Uwe E. Reinhardt.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Treasurer shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser’s CCO.  Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not yet applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2004-Oct. 31, 2004)
Month #2 (Nov. 1, 2004 – Nov. 30, 2004)
Month #3 (Dec. 1, 2004 – Dec. 31, 2004)
Month #4 (Jan. 1, 2005 – Jan. 31, 2005)
Month #5 (Feb. 1, 2005 – Feb. 28, 2005)
Month #6 (Mar. 1, 2005 – Mar. 31, 2005)
Month #7 (Apr. 1, 2005 – Apr. 30, 2005)	2,700	$16.30
Month #8 (May 1, 2005 – May 31, 2005)
Month #9 (June 1, 2005 – June 30, 2005)
Month #10 (Jul. 1, 2005 – Jul. 31, 2005)
Month #11 (Aug. 1, 2005 – Aug. 31, 2005)
Month #12 (Sep. 1, 2005 – Sep. 30, 2005)

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               Effective July 1, 2005, the Registrant appointed State Street Bank and Trust Company to be its Administrator.  The Administrator prepares financial reports and certain administrative filings on behalf of the Registrant.

ITEM 12. EXHIBITS

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q HEALTHCARE INVESTORS

By (Signature and Title)*		/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kathleen Eckert
Kathleen Eckert, Treasurer

Date:	December 9, 2005

* Print the name and title of each signing officer under his or her signature.